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                     EMPLOYMENT AGREEMENT

   THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into by and between MEDCATH INCORPORATED, a North Carolina corporation (the "Company") and Richard J. Post, a resident of Dallas, Texas ("Employee") and is effective the 24th day of September, 1996.

   WHEREAS, the Company desires to employ Employee as a full-time employee and Employee desires to accept that position in accordance with the terms hereof.

   NOW, THEREFORE, it is agreed as follows:

   1. EMPLOYMENT. Employee shall be employee as Chief Financial Officer. For new and very valuable consideration described herein, the Company shall employ Employee and Employee accepts employment upon the terms and conditions hereinafter set forth, with such employment to commence on the 30th day of September, 1996.

   2. DUTIES. Employee shall be a full-time employee of the Company and, accordingly, shall devote a commensurate amount of time and effort in the performance of Employee's duties hereunder. Employee shall be responsible for the supervision and direction of all financial matters of the Company, including but not limited to financial reporting, financial planning and forecasts, and relationships with third parties such as stock analysts, creditors, and joint venturers. Employee shall also have such other duties as assigned to Employee from time to time by the Company's President. Employee shall become a full-time resident of either Charlotte, North Carolina or a community within a reasonable commuting distance thereof as soon as reasonably possible.

   During the term of employment hereunder, Employee shall not be engaged in any other business activity whether or not such business activity is pursued for gain, profit, or other pecuniary advantage.

   3. COMPENSATION. For and in consideration of the services to be rendered by Employee hereunder, the Company shall pay to Employee an annual salary of One Hundred Forty-Five Thousand Dollars ($145,000) which shall be paid on a monthly basis unless otherwise agreed to by the parties hereto. Employee's salary shall be reviewed by the President of the Company or other officers or senior management team members of the Company as designated by the President from time to time. Employee shall also be eligible to participate in an annual bonus compensation plan each year of employment in accordance with the Company's senior executive compensation plan as implemented from time to time by the Company's Compensation Committee. Employee will only be eligible for any bonus award if Employee is employed by the Company on the day that is thirty (30) days prior to the end of the year for which the bonus applies.

   4. MISCELLANEOUS BENEFITS. During Employee's employment, the Company shall provide Employee with additional benefits substantially equivalent to those which are generally


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provided to other similar employees of the Company. The Company shall reimburse Employee for reasonable expenses incurred by Employee in the course of Employee's employment with the Company provided those expenses are consistent with reasonable policies established from time to time by the Company. The Company shall pay up to Ten Thousand Dollars ($10,000) for Employee's relocation and moving expenses upon the receipt of proper documentation of such expenses by Employee.

   5. TERMINATION OF EMPLOYMENT.
      (a) BY THE COMPANY FOR CAUSE. The Company shall have the right to terminate Employee's employment for cause as provided herein by giving written notice thereof. "Cause" shall mean that Employee commits a willful act of fraud, dishonesty or disloyalty toward the Company; is convicted of criminal conduct resulting in a jail sentence (whether or not such sentence is suspended); engages in conduct significantly injurious to the Company monetarily; violates a material term of this Agreement including, but not limited to, failure to fulfill the duties assigned to Employee by the Company; becomes disabled; or submits a notice of resignation to the Company. Employee shall be deemed disabled if he has been unable for a period of thirty
(30) days, by reason of physical or mental infirmity, to perform on a full-time basis Employee's assigned responsibilities. The existence of disability shall be reasonably determined by the Board of Directors of the Company.

          (b) By the Company Without Cause. Subject to (e) below, the Company may terminate Employee's employment at any time without cause by giving Employee written notice thereof.

          (c) Change of Control. The Company shall terminate Employee's employment immediately upon a Change of Control of the Company, as defined herein. For purposes of this Agreement, a "Change of Control" shall mean the earliest date on which either of the following events shall occur;

               (i) An individual, enmity or group shall acquire otherwise than directly from the Company, beneficial ownership of forty percent (40%) or more of the outstanding common stock or voting power of the Company, provided that no such individual, entity or group shall be deemed to beneficially own any securities held by:

                    (1)  the Company or any of its subsidiaries,

                    (2) any employee benefit plan of the Company or any of its subsidiaries, or

                    (3)  any current employee of the Company; or

               (ii) The persons who were directors of the Company on the effective date of this Agreement, together with those who subsequently became directors of the Company and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors who were directors on the effective date of this Agreement, or directors whose nomination or election was approved as provided above, shall cease to constitute a majority of the

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     Board of Directors of the Company or of its successor by merger, consolidation or sale of assets.

     If the Company terminates Employee's employment as the result of a Change of Control, then within thirty (30) days of the event causing such termination, the Company shall pay to Employee in a lump sum, an amount equal to two (2) times the total cash compensation earned by Employee during the immediately preceding fiscal year of the Company, regardless of when such compensation was paid, plus an amount equal to the then present value of two (2) years' worth of normal health, life insurance and retirement benefits as provided to Employee pursuant to Paragraph 4 above (but excluding any relocation and moving expenses). If the Company terminates Employee's employment as the result of a Change in Control, all options in the Company's common stock granted to Employee by Company shall vest immediately.

          (d) By Employee. Employee may terminate Employee's employment upon at least thirty (30) days' written notice.

          (e) Salary and Benefits.

               (i) If the Company terminates Employee's employment under this Agreement for any reason other than cause or Change of Control, the Company will continue to be liable for Employee's salary and all awarded bonuses, to be paid on a monthly basis for a period of five
          (5) months following the date of termination, as long as and only if Employee is not otherwise in default hereunder during that period; provided, however, that Employee's salary shall not be payable once Employee becomes employed substantially full-time or otherwise earns, on a monthly basis, at least 75% of Employee's monthly salary hereunder.

               (ii) Upon any termination of Employee's employment for cause, Employee shall not be entitled to any further salary, bonuses or benefits following the date of termination of Employee's employment.

               (iii) Upon termination of Employee's employment for any reason, Employee shall be entitled to receive only such additional benefits which have accrued or become payable to Employee prior to the end of Employee's actual employment.

               (iv) Upon termination, Employee shall not be entitled to any additional salary or benefits other than those accrued prior to the date of termination or as provided in paragraph 5(c) or paragraph 5(e)(i) above, if any. Notwithstanding anything in this Agreement to the contrary, no further salary or benefits shall be due to Employee once Employee begins to receive the proceeds of any disability insurance policy.

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   6. CONFIDENTIALITY, NON-DISCLOSURE AND NON-COMPETITION.

      (a) IN GENERAL. For purposes of this Paragraph 6, all references to the Company shall include all affiliates of the Company. During the course of Employee's employment, Employee will be exposed and have access to substantial quantities of information and technology (the "Confidential Information") relating to the Company's business that are valuable trade secrets or confidential information, including, but not limited to, information concerning customers, operations, pricing, technology, marketing strategies, methods of operations, design of facilities and terms of agreements to which the Company is a party.

   The Confidential Information was developed, compiled and/or tested by the Company at considerable amounts of money in building upon and expanding that Confidential Information. The Confidential Information enables the Company to conduct its business with success and with a competitive advantage as long as the Confidential Information remains not generally known to others, whether those others operate in direct competition with the Company or its customers or begin operations in geographical areas which are of interest to the Company, specifically within the United States.

   Employee, by reason of Employee's role as an employee of the Company, is familiar with and has access to the Company's customers and their needs and to the marketing and pricing pursued by the Company with respect to those customers and the Company's products and services.

   This Paragraph is designed to prohibit Employee from using the Confidential Information and knowledge and relationships developed as an insider of the Company for Employee's own benefit or for the benefit of parties other than the Company. The Company would not give Employee access to the Confidential Information and authority without Employee's execution of this Agreement and Employee willingly signs this Agreement because Employee has received additional consideration to do so and because Employee believes Employee's relationship with the Company is and will be in Employee's own best interest. Both parties agree that the provisions of this Paragraph 6 should be construed broadly in favor of the Company. In light of the foregoing, Employee agrees to the terms of subparagraph (b) and (c) below.

      (b) Confidential Information. Employee promises that:

          (i) Employee will take all reasonable precautions to safeguard all Confidential Information at all times so that it is not exposed to, or taken by, unauthorized persons, and, when entrusted to Employee, will exercise Employee's best efforts to assure its safekeeping; and

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          (ii) During or after termination of Employee's relationship with the
Company, Employee will not, directly or indirectly, use, or disclose or make available to anyone outside the Company, any Confidential Information.

      (c) Competition.

          (i) Employee agrees that:

      (A) Employee will not, during the period of Employee's employment with the Company, engage or be interested, directly or indirectly, in any manner, as a partner, owner, officer, director, advisor, employee or in any other capacity in any Competitive Business; and

      (B) In the event Employee's employment with the Company ceases for any reason, Employee will not engage in, for a period of eighteen (18) months after that termination, in any manner directly or indirectly, whether as an employee, officer, owner, partner, shareholder, consultant, agent or otherwise, any Competitive Business within fifty (50) miles of any location which the Company (1) has provided facilities or services of any type whatsoever during Employee's employment with the Company, or (2) is actively developing any facility or service.

          (ii) For purposes of this subparagraph (c), a "Competitive Business" shall include:

      (A) A hospital;

      (B) Any health care facility or service providing primarily cardiology related facilities or services;

      (C) Any other health care facility or service which provides any facility or service similar to that provided by the Company during Employee's employment by the Company; or

      (D) Any health care facility or service which the Company was actively developing, or actively considering the development of, during Employee's employment by the Company.

   7. ENFORCEMENT. If there is a breach or threatened breach of the provisions of Paragraph 6 of this Agreement, in addition to other remedies at law or equity, the Company shall be entitled to injunctive relief. The parties desire and intend that the provisions of Paragraph 6 shall be enforced to the fullest extent permissible under the law and public policies applied. In the event that any paragraph, subparagraph, sentence, clause, phrase, word, or figure is found by any applicable authority to be invalid or unenforceable, such unenforceable provision shall be deemed to be deleted from this Agreement and the balance of Paragraph 6 shall thereupon be modified in order to render the same valid and enforceable.

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   8. NOTICES. Any notice required or permitted to be given under this
Agreement shall be in writing and shall be sent by registered mail, by other reasonable means of delivery providing overnight service, or by hand to Employee at the Company's address set forth below until the Company is notified otherwise in writing by Employee; to the Company at 7621 Little Avenue, Suite 106, Charlotte, NC 28226, Attention: President. Notice shall be deemed to have been given when deposited with the Postal Service or other delivery service or, if delivered by hand, when received by the addressee.
A party may change the address to which notice it must be given by advising the other parties in writing of the new address.

   9. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the waiving party.

  10. ASSIGNMENT. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. As a personal service contract the rights and obligations of Employee under this Agreement may not be assigned by Employee.

  11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding the parties with respect to the subject matter hereof and cannot be amended orally but only by a writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

  12. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed in North Carolina, without reference to choice of laws principles, and that law shall be applied in connection with its enforcement in other states and jurisdictions to the fullest extent possible.

  13. COUNTERPART EXECUTIONS: Facsimiles. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. Such executions may be transmitted to the parties by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and shall constitute one and the same agreement.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s) effective as of the day and year first above written.

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                              EXECUTION PAGE
                                   TO
                           EMPLOYMENT AGREEMENT

                                          MEDCATH INCORPORATED

9/24/96                                   By: /s/ Stephen R. Puckett
-------                                        --------------------------------
 Date                                             Stephen R. Puckett, President

9/24/96                                       /s/  Richard J. Post   (SEAL)
-------                                       ---------------------------------
 Date                                              Richard J. Post


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